[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).
Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.6
Confidential
EXECUTION VERSION
First Amendment to the Amended and Restated Frontier Airlines, Inc.
Credit Card Affinity Agreement
THIS FIRST AMENDMENT (“First Amendment”) to the Amended and Restated Frontier Airlines, Inc. Credit Card Affinity Agreement is made and entered into as of June 29, 2021 by and between Barclays Bank Delaware (“Barclays”), and Frontier Airlines, Inc. (“Frontier”).
RECITALS:
WHEREAS, Barclays and Frontier entered into the Amended and Restated Frontier Airlines, Inc. Credit Card Affinity Agreement as of September 15, 2020 (“Agreement”); and
WHEREAS, Barclays and Frontier have agreed to amend the Agreement as described herein.
NOW THEREFORE, in consideration of the premises and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.    Section 1(tttt), definition of Revolver Percentage, is hereby deleted in its entirety.
2.    Section 5(b)(iv)(1) of the Agreement is hereby deleted in its entirety and replaced with the following:
“(1) Purchase Miles and Bonus Miles for Annual Fee Accounts. Frontier shall award [***] Purchase Mile on each Account with an annual fee for each [***] of Net Purchases posted to such Account.”
3.    Section 5(b)(iv)(2) of the Agreement is hereby deleted in its entirety.
4.    Section 5(b)(iv)(3) of the Agreement shall be deleted in its entirety and replaced with the following:
“(2) Purchase Miles and Bonus Miles for No Annual Fee Accounts. Frontier shall award [***] Purchase Mile on each no annual fee Account for every [***] of Net Purchases posted to such Account.”
5.    Section 5(b)(iv)(4) of the Agreement shall hereafter be renumbered as Section 5(b)(iv)(3).
6.    Schedule H of the Agreement shall hereby be deleted in its entirety.

7.    All other terms and conditions of the Agreement shall remain in effect except as expressly modified herein or in another writing signed by both parties. Capitalized terms shall have the same meaning as set forth in the Agreement.
8.    This Amendment shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within the State of Delaware.
9.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Intending to be legally bound, the parties have executed this Amendment as of the date set forth above.

BARCLAYS BANK DELAWARE        FRONTIER AIRLINES, INC.

/s/ Robert Highland        /s/ Howard Diamond
(Signature)        (Signature)
Barclays US - Head of Partnerships        General Counsel & Secretary
(Title)        (Title)
7/9/21         06/25/2021
(Date)        (Date)

3